UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 14, 2012

ARAMARK CORPORATION
(Exact name of registrant as specified in charter)

Delaware	001-04762	95-2051630
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 Market Street Philadelphia, Pennsylvania		19107
(Address of Principal Executive Offices)		Zip Code

Registrant's telephone, including area code: 215-238-3000
N/A
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition

The following information, including the financial reports and schedules attached as an exhibit to this Form 8-K, is furnished pursuant to Item 2.02. Results of Operations and Financial Condition.

The information contained in this Current Report, including exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information contained in this Current Report shall not be incorporated by reference into any registration statement or other document or filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On November 14, 2012, ARAMARK Corporation (the “Company”) will hold a conference call announcing its financial results for the quarter and fiscal year ended September 28, 2012. A copy of the financial reports and schedules that are the subject of the conference call are attached hereto as exhibit 99.1.

ITEM 9.01. Financial Statements and Exhibits

(d) Exhibits.

Number	Description	Method of Filing
99.1	ARAMARK Corporation financial reports and schedules.	Furnished herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARAMARK CORPORATION

Date:	November 14, 2012	By:	/s/ L. FREDERICK SUTHERLAND
		Name:	L. Frederick Sutherland
		Title:	Executive Vice President and
Chief Financial Officer

Index to Exhibits

Number	Description	Method of Filing
99.1	ARAMARK Corporation financial reports and schedules.	Furnished herewith